                            LIMITED POWER OF ATTORNEY

        The undersigned, John J. Ellsworth ("Grantor"), whose address is 521
Windemere Lane, Spartanburg, SC 29301, hereby appoints J. Creighton Lynes,
Justin M. Grow, Lee Haynsworth and R. Bruce Murphy ("Grantee") employees of
ScanSource, Inc. ("ScanSource"), Greenville, South Carolina his agents and representatives and grants and bestows upon each Grantee this Limited Power of
Attorney, granting each the limited power to perform all necessary acts related to Section 16 compliance of the Securities Exchange Act of 1934, as amended for matters involving the shares of ScanSource, Inc. Such Limited Power of Attorney includes, without limitation, the power to sign any and all documents or forms incident to a Section 16 Company Officer engaged in ScanSource stock trading activities.

        This Power of Attorney shall be effective from the date hereof and may be relied upon as genuine and in effect as evidenced by the signatures set forth below of the Grantor of such Power of Attorney, and the Grantee.

Signed as of this 5th day of September, 2008.

On Behalf of Grantor:

/s/ John J. Ellsworth          Witness: /s/ Amy Pharr
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John J. Ellsworth

Notary:

The undersigned hereby acknowledges and accepts this Power of Attorney as
Grantee:

                                        /s/ J. Creighton Lynes
                                        ---------------------------------------
                                        J. Creighton Lynes

                                        /s/ Justin M. Grow
                                        ---------------------------------------
                                        Justin M. Grow

                                        /s/ Lee Haynsworth
                                        ---------------------------------------
                                        Lee Haynsworth

                                        /s/ R. Bruce Murphy
                                        ---------------------------------------
                                        R. Bruce Murphy